Exhibit 99.1 Investor Day June 2026 GRAHAM CORPORATION © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 1

Welcome & Opening Remarks Rachel Jaakkola Chief Human Resources Officer © © 202 2026 6 GRAHAM CORPOR GRAHAM CORPORATION, ATION, ALL ALL R RIGHTS IGHTS RESER RESERVED VED 2

Agenda

8:30 am	***Welcome & Opening Remarks*** Rachel Jaakkola Chief Human Resources Officer
	Company & Product Overview Matt Malone Chief Executive Officer & President
	Defense Mike Dixon General Manager, Barber-Nichols
	Space Charlie Straka Engineering Director, Barber-Nichols
	Energy & Process Will Zmyndak General Manager, Graham Manufacturing
	Materials Processing Matt Gross General Manager, FlackTek
10:00 am	***Break***
10:15 am	***Customer Panel Discussion*** Moderator: Matt Malone Panelists: Tony Spagnoletti – Bechtel Plant Machinery Inc (Retired) Royce Roemisch – Delek US
	3-Year Strategic Plan Matt Malone Chief Executive Officer & President
11:15 am	***Growth Enablement*** Operational Excellence - Will Zmyndak Aftermarket Acceleration – Will Zmyndak Business Development & Commercialization – Dan Thoren Motor Controller Commercialization – Paul Nistler Global Expansion – Dan Thoren Digital Systems - Keith Oufnac People & Leaders - Rachel Jaakkola
	Financial Framework & Targets Chris Thome Chief Financial Officer
12:00 pm	***Q&A***

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED
3

Safe Harbor Statement Safe Harbor Regarding Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “future,” “outlook,” “anticipates,” “believes,” “could,” “guidance,” “goal,” “driving,” “should,” “target,” ”may”, “will,” “plan,” “project,” “opportunities,” “potential” and other similar words. All statements addressing operating performance, events, or developments that Graham Corporation expects or anticipates will occur in the future, including but not limited to, profitability of future projects and the business, its ability to deliver to plan, its ability to continue to strengthen relationships with customers in the defense industry, its ability to secure future projects and applications, expected expansion and growth opportunities, anticipated sales, revenues, adjusted EBITDA, adjusted EBITDA margins, forward-looking ROIC, capital expenditures and SG&A expenses, the timing of conversion of backlog to sales, orders, market presence, profit margins, tax rates, tariffs, foreign sales operations, customer preferences, changes in market conditions in the industries in which it operates, changes in general economic conditions and customer behavior, forecasts regarding the timing and scope of the economic recovery in its markets, and its acquisition and growth strategy, are forward-looking statements. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Graham Corporation’s most recent Annual Report filed with the Securities and Exchange Commission (the “SEC”), included under the heading entitled “Risk Factors”, and in other reports filed with the SEC. Should one or more of these risks or uncertainties materialize or should any of Graham Corporation’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on Graham Corporation’s forward-looking statements. Except as required by law, Graham Corporation disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation. Use of Key Performance Indicators This presentation includes key performance indicators, such as orders, backlog, and book-to-bill ratio. See the slide entitled Disclaimer Regarding Key Performance Metrics in this presentation for information regarding these key performance indicators. Use of Non-GAAP Measures This presentation includes non-GAAP measures, such as Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net income (loss), Adjusted Net income (loss) per diluted share, Organic Revenue Compound Annual Growth Rate (“CAGR”) and Organic Revenue Growth. See the Appendix for information regarding these non-GAAP measures, including reconciliations to the most directly comparable U.S. GAAP financial measures. Use of Forward-Looking Non-GAAP Financial Measures Forward-looking ROIC, Organic Revenue CAGR, Organic Revenue Growth, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort largely because forecasting or predicting our future operating results is subject to many factors out of our control or not readily predictable. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with purchase accounting, quarter-end, and year-end adjustments. Any variation between the Company’s actual results and preliminary financial estimates set forth above may be material. Forward-looking ROIC is defined as a return on invested capital and is calculated by dividing net operating profit after taxes by the total invested capital. Forward-looking ROIC is not a measure determined in accordance with GAAP. Nevertheless, Graham believes that providing forward-looking ROIC is important for investors and other readers of Graham’s financial statements, as it is used as an analytical indicator by Graham’s management to better understand profitability and efficiency of use of capital for certain projects. Because forward-looking ROIC is a non-GAAP measure and is thus susceptible to varying calculations, forward-looking ROIC, as presented, may not be directly comparable to other similarly titled measures used by other companies. © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 4

Safe Harbor Statement (Con’t) Organic Revenue CAGR is not a measure defined in accordance with GAAP. Nevertheless, Graham believes that providing Organic Revenue CAGR is important for investors and other readers of Graham's financial statements, as it is used as an analytical indicator by Graham's management to better understand long-term trends in its underlying revenue performance by removing the effects of acquisitions, divestitures, and other items that are not considered indicative of underlying operating performance. Because Organic Revenue CAGR is a non-GAAP measure and is thus susceptible to varying calculations, Organic Revenue CAGR, as presented, may not be directly comparable to other similarly titled measures used by other companies. Organic Revenue Growth is defined as the period-over-period change in net revenue after adjusting for the impact of acquisitions, divestitures, and other items that are not considered indicative of underlying operating performance. Organic Revenue Growth is not a measure defined in accordance with GAAP. Nevertheless, Graham believes that providing Organic Revenue Growth is important for investors and other readers of Graham's financial statements, as it is used as an analytical indicator by Graham's management to better understand revenue trends by isolating growth from its existing business operations and excluding the effects of acquisitions, divestitures, and other items that are not considered indicative of underlying operating performance. Because Organic Revenue Growth is a non-GAAP measure and is thus susceptible to varying calculations, Organic Revenue Growth, as presented, may not be directly comparable to other similarly titled measures used by other companies. © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 5

Company & Product Overview Matthew Malone President & CEO © © 202 2026 6 GRAHAM CORPOR GRAHAM CORPORATION, ATION, ALL ALL R RIGHTS IGHTS RESER RESERVED VED 6

Company & Product Overview Graham is a revitalized industrial business with strong foundation and 1 building momentum as we execute our “Improve to Growth” phase Advancing key enablers with the right talent, systems, and infrastructure to 2 support organic growth Key Messages Investing in and delivering advanced 3 technologies in attractive end markets Driving strong financial performance including cash generation to enable 4 disciplined capital allocation © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 7

Company & Product Overview GRAHAM IS A MISSION-CRITICAL SOLUTION PROVIDER ACROSS THREE CORE END-MARKETS Graham at-a-Glance Defense Founded | 1968 IPO Leading global provider of 1936 Mission-critical fluid, power, mission-critical engineered vacuum, heat transfer, and products that maximize system advanced mixing solutions for Employees value for defense, space, long-term strategic platforms from 730+ energy, and process applications undersea to space where performance matters Market Cap most 1 $1.3B Space Provider of critical fluid management, propulsion technologies, thermal Revenue CAGR since FY22 19% management systems, and advanced mixing systems for government and GLOBAL FOOTPRINT commercial space customers Energy & Process Specialized solutions for energy & industrial process markets including plant-critical condensers, 100+ 7 vacuum ejectors, cryogenic Countries Locations Served pumps, heat exchangers, and advanced mixing systems 1) Market cap as of 6/15/2026 close © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 8

Company & Product Overview REVITALIZED CYCLICAL INDUSTRIAL WITH “STABILIZE” PHASE COMPLETE DURABLE MOMENTUM INTO “IMPROVE TO GROWTH” PHASE TODAY Accelerating Growth From TRANSFORMATIONAL ACQUSITION a Stable Foundation GROWTH IMPROVE STABILIZE CYCLICAL FY26 - 27 Pre-FY22 FY23 - 25 FY27 & Beyond © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 9

Company & Product Overview

Graham Portfolio

GHM

Defense 60% of FY26 Revenue	Space 6% of FY26 Revenue	Energy & Process 34% of FY26 Revenue
Aircraft Carriers / Nuclear Submarines Military Aircraft & High-Energy Laser/Radar Torpedoes & Unmanned Underwater Vehicles	Launch Vehicles Satellites & Lunar Exploration Life Support	Refining, Petrochem, Edible Oils Power Generation Small Modular Nuclear Reactors (SMRs)

Defense – Key Products:
- Condensers
- Heat Exchangers
- Air Turbine Pumps
- Torpedo Powerplant
- Laser/Radar Cooling Pumps & Controllers
- Advanced Mixing Systems

Space – Key Products:
- Fuel Delivery Turbopumps
- Cryogenic & Propellent Management
- Thermal Management Pumps
- Oxygen Fan Blowers
- Thrust Vector Control Actuators
- Advanced Mixing Systems

Energy & Process – Key Products:
- Vacuum Systems
- Heat Exchangers
- Helium Circulators
- Super Critical CO_2 Turbo Machinery
- Cryogenic & Liquid Propellant Pumping
- Advanced Mixing Systems

GRAHAM LEVERAGING SYNERGIES AND CROSS-MARKET OPPORTUNITIES THROUGHOUT THE PORTFOLIO

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

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Company & Product Overview Why We Win / Key Differentiators Proprietary Technology & Toolsets High IP to enhance customer system value Long-Standing & high barrier to entry Full Product Lifecycle Customer Relationships Extension of customer team, highly Initial Concept to Aftermarket expertise and embedded in workflows capabilities with proven success Strong Highly Engaged Culture Technical Expertise Dedicated to integrity, excellence, continuous improvement, and Managing and designing to meet innovation customer needs and reduce risks Market Agnostic Technology Leveraged Across the Portfolio © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 11

Company & Product Overview Introducing New 3-Year Targets (FY27-FY29) 8-10% Incremental Margin Expansion >14% Selective & Accretive M&A (1) (1) Organic Revenue CAGR towards Top Quartile Enterprise ROIC © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED (1) See the Safe Harbor Statement regarding Graham’s use of Forward-Looking Non-GAAP Financial Measures 12

Company & Product Overview Today’s Presenters – Execution & Growth Focused Management Team Leadership Attributes Diverse industry expertise Growth mindset Matthew Malone Daniel Thoren Rachel Jaakkola Christopher Thome Chief Human Resources Officer CEO & President Strategic Advisor Chief Financial Officer Financial & operational rigor Disciplined capital allocation approach Continuous improvement culture Balanced strengths Will Zmyndak Matt Gross Mike Dixon Supported by strong and General Manager, Graham Mfg General Manager, FlackTek General Manager, Barber-Nichols engaged Board Experienced Team Well-Positioned to Drive “Improve to Growth” Phase Keith Oufnac Charlie Straka Paul Nistler Chief Information Officer Engineering Director Controller BU Lead © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 13

Defense Mike Dixon General Manager, Barber-Nichols © © 202 2026 6 GRAHAM CORPOR GRAHAM CORPORATION, ATION, ALL ALL R RIGHTS IGHTS RESER RESERVED VED 14

ENERGY & PROCESS SPACE DEFENSE Defense REVENUE ($ in millions) Defense Key Messages $147.4 Embedded on long-cycle strategic platforms while enabling disruptors $121.9 $99.5 Trusted, proven leader in mission-critical mobility applications 1 where efficiency and power density matter most $65.3 $62.2 Global security concerns driving increased U.S. and allied funding FY22 FY23 FY24 FY25 FY26 2 to support modernization and next-generation requirements CUSTOMERS Backlog provides stable foundation & visibility to enable disciplined 3 capital deployment while commercial mindset allows adaptability >80% sole-source content on long-term strategic programs with 4 high barriers to entry creating resilience across budget cycles © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 15

DEFENSE | SPACE | ENERGY & PROCESS

Defense

Market and Product Overview

CATEGORIES	HIGHLIGHTS
SUMMARY	• Strong and expanding demand supported by increased U.S. defense budgets and accelerated shipbuilding driven by geopolitical tensions • Key supplier of mission-critical systems for submarines, aircraft carriers, and undersea propulsion and power systems • >80% of defense revenue is sole-sourced with high barriers to entry • Critical capabilities enhanced through strategic customer grants - $29 million to-date • Embedded recurring revenue opportunities as installed base of equipment grows; overhauls, spares • Consistent execution on current programs is leading to new and adjacent opportunities
SERVING	• Aircraft Carriers & Nuclear Submarines • Military Aircraft • Torpedoes & Unmanned Underwater Vehicles • Directed Energy Lasers • High-Power Radar
CONTENT	• Condensers & Heat Exchangers • Air Removal Packages • Air Turbine Pumps • Torpedo Powerplant • Laser / Radar Cooling Pumps & Controllers









© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

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ENERGY & PROCESS SPACE DEFENSE Defense Long-Cycle Visibility on Key Navy Nuclear Programs (2) GRAHAM REVENUE OPPORTUNITY ~$1.8 BILLION THROUGH 2056 BASED ON STRATEGIC PLATFORM PROJECTIONS SSN Virginia Class Subs CVN Ford Class Carrier SSBN Columbia Class Subs Torpedoes 2 Completed 27 Completed 3 Under Construction Mk 48: 3 Option Years Remaining (1) Build Plan 2 Under Construction 14 Under Construction 9 Remaining Electrification Across 6 Remaining 32 Remaining + 3 AUKUS Multiple Weight Classes 1 every 4 years 2 per year 1 per year (1) Build Timeline Mk 48: 50-120 per year Expected completion by Expected completion by Expected completion by Electric: 100+ per year FY54 FY56 FY40 GHM Revenue (3) (3) (3) ~$300M ~$800M ~$500M ~$150M Potential (1) Build timeline and number of builds planned based on U.S. Navy Report to Congress on the Annual Long-Range Plan for Construction of Naval Vessels for Fiscal Year 2026. (2) GHM revenue potential equals number of planned builds multiplied by approximate value of GHM products incorporated into each build at current prices and does not consider any future content, pricing increases or inflation. (3) GHM typically building ahead on blocks with advanced funding. © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 17

DEFENSE SPACE ENERGY & PROCESS

Defense

Case Study – Compact Radar Cooling Pumps

Background

- Graham was selected to design and supply a cooling pump for an advanced radar program that enables 360-degree air and missile defense.
- Pump design optimizes Size, Weight, and Power (SWaP) to improve battlefield capability. Primary array is same size as Patriot system, but more than twice the power.
- Radar market expect to reach $90B by 2030, expanding at a CAGR of 7.9%[1]. Rising demand for high-resolution, long-range military radars, the adoption of artificial intelligence and machine learning for target detection and tracking.

Our Unique Solution

- High-speed pump technology that is 50% weight and 60% volume of comparable industrial pump
- Permanent magnet motor with advanced magnets and insulation design for extended life
- Liquid cooled integral motor for maximum heat rejection and compact packaging
- Sensorless speed control to eliminate speed feedback instrumentation
- Advanced inverter devices for optimal heat rejection and efficiency

Outcomes and Accomplishments

- Successfully completed 8-unit field testing and designated a program of record by U.S. Army.
- Production ramp with increasing demand (estimated 8-12+ radars/year). Two redundant pumps per radar platform with spares to support fleet maintenance.
- Core pump architecture is scalable and modular with applicability to additional radar and directed energy laser systems.

Industrial Pump



27” L x 16.2” W x 12” H
210 lbs

Compact Radar Pump



60% Volume
50% Weight

(1) The Business Research Company's Military Radars Market Report 2026 – Market Size, Trends, And Global Forecast 2026-2035

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

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DEFENSE | SPACE | ENERGY & PROCESS

Defense

Strategic Long-Term Growth Initiatives

PROACTIVELY POSITIONING THE BUSINESS TO LONG-TERM GROWTH TRENDS LEVERAGING CORE COMPETENCY

GROW STRONG CORE

- **Expand Content on Strategic Navy Platforms** to grow positions on Ford-class carriers, and Virginia- and Columbia-class submarines
- **Scale Submarine Industrial Base Capacity** through investments in facilities, automation, and workforce development to meet accelerating Navy demand
- **Broaden Mission-Critical Defense** Technologies by extending core turbomachinery and fluid management capability into adjacent defense markets
- **Transition prototype and engineering** programs into long-term production revenue by leveraging engineering and rapid development capabilities

INCREASE CONTENT ON NEXT-GEN PLATFORMS

- Align investments with growing U.S. defense priorities including **undersea warfare, hypersonics, energetics, space propulsion, and energy resilience**
- **Directed energy & high-power radar** systems require advanced cooling, thermal management, and compact power systems
- **Air-breathing hypersonic vehicles** demand precision turbomachinery and thermal management
- Leverage Barber-Nichols' heritage in space products for **national security space initiatives in missile defense and propulsion**

AFTERMARKET EXPANSION

- Expand sustainment, overhaul, and lifecycle support across long-term defense platforms
  - Torpedo Ejection Pumps
  - MK48 Heavyweight Torpedo
  - LTAMDS Radar
- Development programs are transitioning to Low-Rate Initial Production resulting in increasing installed base

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED
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ENERGY & PROCESS SPACE DEFENSE Entrenched on Critical U.S. Navy Platforms Ford-class carriers, Columbia- and Virginia-class submarines, and 1 Mk48 torpedo programs with long-cycle, high-barrier positions and strong incumbent advantage. Differentiated Mission-Critical Technology Proprietary expertise in high-speed turbomachinery, power generation, 2 Defense cryogenic systems, and precision fluid management for demanding defense applications. Uniquely Positioned to Win Defense-Qualified Manufacturing Infrastructure Specialized facilities, welding, testing, and quality systems aligned to 3 Naval Nuclear Propulsion and submarine industrial base requirements. Agile Mid-Tier Defense Supplier Combining prime-level technical capability with the responsiveness 4 and flexibility needed to support rapid scaling, engineering changes, and complex low-volume/high-mix production. © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 20

Space Charlie Straka Engineering Director, Barber-Nichols © © 202 2026 6 GRAHAM CORPOR GRAHAM CORPORATION, ATION, ALL ALL R RIGHTS IGHTS RESER RESERVED VED 21

DEFENSE | SPACE | ENERGY & PROCESS

Space

Space Key Messages

Utilizing proven ground-based hardware to enable successful space expansion

1. Established turbomachinery provider trusted to deliver on safety, reliability, and performance; imperative to mission success

2. Product platforms serving the entire value chain: launch vehicles to payloads for orbit, moon, deep space, and astronauts

3. Enabling the next era of space commercialization with industry-leading customers, built on decades of mission-proven performance

4. Proven, rapid product development cycle well-positioned to benefit from long-term secular trend of space commercialization

REVENUE[1] & TOTAL ORDERS[2] ($ in millions)


35% Order CAGR
$5.7
$10.7
$21.2
$5.3M Virgin Orbit
$15.9M
$15.2
$13.3
$16.8
$14.7
$20.1
$14.5
$35.3
FY22
FY23
FY24
FY25
FY26
Revenue
Orders

CUSTOMERS

AXIOM SPACE, BLUE ORIGIN, BOEING, INTUITIVE MACHINES, LOCKHEED MARTIN, NASA, NORTHROP GRUMMAN, Relativity, SES, SIERRA SPACE, ULA

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

1) FY24 Impacted by Virgin Orbit Bankruptcy
2) See appendix for additional information regarding Graham's use of key performance metrics

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DEFENSE | SPACE | ENERGY & PROCESS

Space

Market and Product Overview

CATEGORIES	HIGHLIGHTS
SUMMARY	• Developing content in commercial space through rocket engine turbopump systems and satellite launch support • Positioned for long-term growth from extended space exploration and next-gen aerospace propulsion technologies • Products play key roles in thermal/fluid management and environmental control systems critical for future missions
SERVING	• Rocket Launch • Satellites • Life Support • Lunar Exploration
CONTENT	• Fuel Delivery Turbopumps • Cryogenic & Propellant Fluid Management • Thermal Management Pumps • Oxygen Fan Blowers • Thrust Vector Control









© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

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DEFENSE SPACE ENERGY & PROCESS

Space

Case Study – Cryogenic Fluid Pumps

Background

- Graham has 50-years of cryogenic pump experience in demanding and sensitive applications including power distribution, superconducting magnets, nuclear moderators, and synchrotrons.
- Broad technology applicability in launch vehicle propellant management, lunar landers, orbital refueling, nuclear thermal propulsion, surface fission power, orbital data centers, sensor cooling.
- Space propulsion market expect to reach $30B by 2030, expanding at a CAGR of 16.0%[1] to support longer and interplanetary missions, scaling electric propulsion for larger spacecraft, and rising commercial activity in low Earth orbit (LEO) that requires frequent orbital adjustments

Our Unique Solution

- Custom, high-speed bearings enabling improved hydraulic efficiency that reduces fluid heating.
- Thermal isolation between motor and cryogenic fluid.
- Hermetic designs to eliminate mechanical seals and prevent leakage.
- Maximized power density to minimize footprint and weight.

Outcomes and Accomplishments

- Successfully launched cryogenic pumps on many mission-critical launches since early 2000's.
- Transitioning to low-rate production on long-cycle programs where propellant management (fuel) and thermal management (heat rejection) are mission-critical.
  - Fluid cooling pump for high-capacity communication satellite (20+ delivered)
  - Upper-stage cryogenic pump for launch vehicle (20+ delivered)
  - Next-generation astronaut oxygen fan (5+ delivered)
  - Turbine wheels for rocket engine turbopump (100+ delivered)
  - Solenoid cryogenic pump for lunar lander (18 in-process)

Low-Flow, High Pressure



Cryogenic Pumps



(1) Business Research Company's Space Propulsion Market Size, Share, Competitive Landscape and Trend Analysis Report

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

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SPACE ENERGY & PROCESS DEFENSE SPACE Space Strategic Long-Term Growth Initiatives PROACTIVELY POSITIONING THE BUSINESS TO LONG-TERM GROWTH TRENDS LEVERAGING CORE COMPETENCY INCREASE CONTENT ON GROW STRONG CORE MOVE WITH PACE OF MARKET NEXT-GEN PLATFORMS Deepen core technical moats in high-speed Continue to secure next generation launch Streamlined manufacturing and supply chain to turbomachinery, cryogenics, and space power vehicle and satellite platforms where optimized drive development velocity electronics size, weight, performance are paramount Develop and scale technologies to support World-class test & validation ecosystem Unrelenting evolution into a full-scale system electrification evolution provider System and process enhancements across Modular product development rather than entire portfolio Enhance system intelligence to get engaged bespoke design earlier and optimize the system concept Standardize core architectures for pumps, Leverage design & product heritage across compressors, turbines Applicability to space militarization and orbital end-markets to improve speed-to-market computing Continued investment in space quality & manufacturing scalability © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 25

SPACE ENERGY & PROCESS DEFENSE SPACE Leader in engineered power-dense mission critical turbomachinery leveraging decades of expertise in cryogenic and fluid pumping in 1 harsh environments Proven and trusted supplier on established space vehicle platforms with extensive heritage on delivering for human life and 2 Space critical asset missions Uniquely Positioned to Win World-class Cryogenic Propellant Test facilities enabling rapid testing others can’t offer and in-depth collaborative testing with 3 customers Strategically positioned to capture high growth sectors with 4 established product platforms coupled with nimble engineering © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 26

Energy & Process Will Zmyndak General Manager, Graham Mfg © © 202 2026 6 GRAHAM CORPOR GRAHAM CORPORATION, ATION, ALL ALL R RIGHTS IGHTS RESER RESERVED VED 27

DEFENSE SPACE ENERGY & PROCESS

Energy & Process

Energy & Process Key Messages

Modernizing legacy installed-base while developing next-gen energy solutions

1 **Mission-critical products trusted to perform**
90-years of reliable field performance and no material commissioning failures. Reputation for execution, quality, and lifecycle reliability.

2 **Leveraging R&D to drive efficiency and customer value**
Advancing technology portfolio on steam jet ejectors and nuclear circulators.

3 **Transforming aftermarket from reactive to proactive**
Transitioning from “pick up phone” sales to proactive in-plant service visits.

4 **Core competencies applicable across diverse markets**
Refining. Petrochemical. Edible Oils. Geothermal. Nuclear. Hydrogen.

REVENUE ($ in millions)

Energy & Process


11% CAGR
$54.9
$70.6
$72.8
$73.3
$83.3
FY22
FY23
FY24
FY25
FY26

CUSTOMERS

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

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DEFENSE
SPACE
ENERGY & PROCESS

Energy & Process

Market and Product Overview

CATEGORIES	HIGHLIGHTS
SUMMARY	• Versatile proprietary technology leverageable across broad end-markets including refining, petrochemical, edible oil, steel process, nuclear • Facilitate increasing global energy demand, especially related to AI infrastructure buildout through modular nuclear reactor programs • Stable demand in traditional O&G energy markets and strong aftermarket demand from global energy and chemical customers • Increasing growth opportunities in international markets such as India, Middle East
SERVING	• Oil & Gas / Chemical Process • Power Generation • Small Modular Nuclear Reactors (SMRs) • Cryogenics
CONTENT	• Vacuum Systems • Heat Exchangers • Helium Circulators • Super Critical CO2 Turbo Machinery • Cryogenic & Liquid Propellent Pumping







© 2026 GRAHAM CORPORATION. ALL RIGHTS RESERVED
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DEFENSE SPACE ENERGY & PROCESS

Energy & Process

Market Highlight – Small Modular Nuclear (SMR)

Key Market Highlights

- Major SMR developers backed by significant commercial and government support with target commercial operation by 2030 with more than 80 active SMR designs[1].
- Demand for reliable power extends beyond traditional grid electricity including process industries, data centers, and coal plant conversions
- Initial SMR criticality tests are ongoing at Idaho National Lab and certification/licensing process actively being streamlined

Market Opportunity

- Global investment in SMR increases to $25B in 2030 as reliable power for grids, data centers, heavy industry, and remote power[2].
- Graham Serviceable Obtainable Market per 1GW Plant = $15-30M
- Graham Serviceable Obtainable Market per 300 MW SMR = $5-15M
  - Main condensers, steam jet air ejectors, auxiliary heat exchangers, circulators, etc

Competitive Positioning

- Exposure to multiple winning reactor architectures creating a "pick and shovel" position for high temperature gas, gas-cooled, and molten salt reactors.
- Turbomachinery experience in extreme operating conditions [temperature, pressure, reliability] where size matters.
- Coverage from reactor core [Barber-Nichols] to grid connection [Graham Mfg].
- Decades of mission-critical reliability in naval nuclear, refining, petrochemical.
- Full product lifecycle offering from process design through fabrication.

IEA, Nuclear Programs


60
50
40
30
20
10
0
In operation*
Under construction
Design ready
Design phase
Other
United Kingdom
Canada
Japan
China
Russia
United States

Customer Collaboration


Collaboration
Kairos Power worked with custom turbomachinery provider Barber Nichols to design and build the ETU 1.0 Primary Salt Pump. Collaborating with a trusted partner helped us achieve a good solution on which to iterate while internalizing the capabilities to do more of the work ourselves for ETU 2.0. This aligns with Kairos Power's vertical integration strategy to self-manufacture salt system components not available off the shelf.
Kairos Power
Barber Nichols
ETU 1.0 Lessons Learned

(1) IAEA
(2) IEA, Path to a New Era for Nuclear Energy

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

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DEFENSE SPACE ENERGY & PROCESS

Energy & Process

Strategic Long-Term Growth Initiatives

LEVERAGE CORE TECHNOLOGIES, INSTALLED BASE, AND ENGINEERING EXPERTISE TO CAPTURE LONG-TERM GROWTH OPPORTUNITIES

GROW STRONG CORE

Drive profitable growth by deepening customer relationships in core markets where Graham already possesses differentiated technology, reputation, and installed-base advantages.

- Leverage proprietary vacuum & heat transfer expertise to improve customer efficiency and reliability
- Increase penetration in high-value maintenance, turnaround, and upgrade projects
- Complete new capital investments to drive operational improvement and margin enhancement
- Improve responsiveness and margins through ERP, AI-enabled engineering, and operational automation

INCREASE CONTENT ON NEXT-GEN PLATFORMS

Increase long-term value creation by expanding Graham's role on next-generation energy, and industrial platforms.

- Leverage cross-business innovation and analytical capability to improve customer efficiency and reliability
- Utilize core competences to capture emerging opportunities in adjacent markets including nuclear, power generation, geothermal
- Utilize international footprint to pursue regional growth opportunities in India, Middle East

AFTERMARKET ACCELERATION

Monetize Graham's large installed base through recurring aftermarket, reliability, and modernization opportunities.

- Shift from reactive service support to proactive lifecycle partnership model targeting 25% aftermarket growth over 3-years
- Utilize AI and asset intelligence tools to identify upgrade and reliability opportunities
- Expand field service, inspections, retrofits, and performance optimization offerings
- Increase recurring revenue through spare parts, nozzle upgrades, and modernization programs

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

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DEFENSE SPACE DEFENSE ENERGY & PROCESS One-Stop Solution Provider with a Comprehensive Full Lifecycle Offering Initial concept + manufacturing + commissioning + aftermarket of complete integrated 1 packages Decades of Proprietary Application Knowledge 90-years of proprietary expertise in vacuum, heat transfer, and precision process 2 applications Energy & Process Strong Aftermarket Pull-Through Opportunity Uniquely Positioned >$1B installed based creates reoccurring opportunities and strengthens customer 3 relationships through annual maintenance and modernization to Win Resilient Business Model Support Long-Term Investment Diversification enables investment during cyclical downturns to strength upswing market 4 position Customer Process System Intelligence Drives Customer Value Deep customer process knowledge enables optimization of performance, throughput, 5 reliability © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 32

Materials Processing Matt Gross General Manager, FlackTek © © 202 2026 6 GRAHAM CORPOR GRAHAM CORPORATION, ATION, ALL ALL R RIGHTS IGHTS RESER RESERVED VED 33

Materials Processing

Materials Processing Key Messages

Utilizing mixing technology to maximize customer process throughput

1. Building a diversified, consolidated Graham platform. FlackTek is trusted leader in advanced materials processing.

Proprietary technology. Diverse installed base. Physics-based foundation.

2. Enabling next-generation manufacturing throughput

Reduces process time. Improves repeatability. Automation-enabled.

3. Synergistic cross-selling opportunities with exposure to high-growth strategic end markets

Aerospace. Defense. Space. Battery. Nuclear. Semiconductor. Chemical.

4. Extensive runway for platform expansion through accelerated commercialization

Integrated automation. Consumables & aftermarket. Service plans.

MATERIALS PROCESSING

- Expect ~$30 million of Revenue FY2027
- Expect ~$3 million of Adjusted EBITDA(1)
- $25 million of potential future earnouts tied to progressively increasing EBITDA targets from FY2027 – FY 2030

CUSTOMERS

3M
Teledyne Technologies
SpaceX
Medtronic
Anduril
Sandia National Laboratories
Blue Origin
P&G
Tesla
Lilly
Dow
Pfizer
Northrop Grumman
ExxonMobil
DuPont
PPG
BASF
Lockheed Martin
Novo Nordisk
Unilever
Henkel
Lucid
Honeywell
Abiomed
General Dynamics Electric Boat
Hershey
Estée Lauder

(1) See the Safe Harbor Statement regarding Graham's use of Forward-Looking Non-GAAP Financial Measures

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

34

MATERIALS FLACKTEK PROCESSING Materials Processing Traditional v. Bladeless Centrifugal Mixing Fast. Repeatable. No cleanup. No bubbles. Automation enabled. © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 35

Materials Processing

MATERIALS PROCESSING

Market and Product Overview

CATEGORIES	HIGHLIGHTS
SUMMARY	• Recognized as a leader in high-performance, bladeless centrifugal mixing, designs and manufactures advanced mixing systems, accessories, consumables, and material processing solutions built on proprietary product portfolio • Trusted by a global customer base that includes industry-leading OEMs, research and development centers, defense laboratories, and industrial manufacturers • Serves diverse end-users across advanced materials markets including adhesives, sealants, functional coatings, composites, electronics, and many more • Large install base that drives predictable, recurring demand for proprietary consumables, accessories, and services, enhancing revenue visibility and lifetime value
SERVING	• Defense (energetics, radar, missiles, sensors, avionics, UAVs, drones) • Space (thermal coatings, thrust control, insulation, structural coatings) • Energy & Process (nuclear fuel, oil & gas, chemicals, food, batteries, pharmacy) • Industrial (aerospace, medical, personal care, additive mfg)
CONTENT	• Bladeless Dual Asymmetric Centrifugal Mixers • Mixture Dispensers • Production Consumables

One Technology Platform. R&D to Production Scale.

Small



Lab Scale
<1g – 100g

Medium



Specialty Production
<1kg

Large



Pilot Scale
<50kg

Mega



Production Scale
<300kg

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

36

MATERIALS FLACKTEK PROCESSING Materials Processing Case Study – Mega Mixer for Energetics Production © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 37

MATERIALS PROCESSING

Materials Processing

Strategic Long-Term Growth Initiatives

PROACTIVELY POSITIONING THE BUSINESS TO LONG-TERM GROWTH TRENDS LEVERAGING CORE COMPETENCY

EXPAND INSTALLED BASE

- Expand penetration across defense, aerospace, energy, and industrial markets
- Increase technology adoption within national labs and strategic manufacturing programs
- Expand global footprint and channel reach
- Drive customer standardization around FlackTek processing workflows



Installed-Base: 50 States, 51 Countries

SCALE INTO PRODUCTION INFRASTRUCTURE

- Deploy large-scale MEGA systems for industrial throughput
- Enable high-volume production for beachhead end-markets
- Expand integrated automation and process control capabilities
- Position FlackTek as critical manufacturing infrastructure and leverage distribution channels



DRIVE RECURRING & HIGH-MARGIN REVENUE STREAMS

- Expand proprietary consumables & accessories
- Increase service, support, and preventative maintenance programs
- Develop automation, controls, and process integration offerings
- Create higher customer lifetime value through workflow integration & application engineering


INITIAL SALE
CUSTOMER LIFECYCLE VALUE
REPLACEMENT SALES
MAINTENANCE

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

38

MATERIALS PROCESSING



Materials Processing

Uniquely Positioned to Win

1

Proprietary & Defensible Technology

- Patented dual asymmetric centrifugal processing technology
- Bladeless architecture enables precision mixing with minimal contamination
- Difficult-to-replicate know-how developed over decades

2

Production Scale Product Offering (MEGA)

- Only platform capable of multi-hundred-kilogram bladeless processing
- MEGA platform enables industrial-scale throughput
- Significant reduction in manufacturing cycle times

3

Deep Customer Integration with High Switching Costs

- Embedded within customer material qualification workflows
- High switching costs once processes are validated
- Long product life cycles in defense and aerospace programs

4

R&D and Innovation Pipeline

- Automation-enabled systems, fully integrated into production cells
- AI/data-enabled processing opportunities

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

39

Customer Panel Discussion Tony Spagnoletti Royce Roemisch Senior Engineering Manager Crude, Fractionation and Water Treatment SME (Retired) © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 40

Strategic Plan Matthew Malone President & CEO © © 202 2026 6 GRAHAM CORPOR GRAHAM CORPORATION, ATION, ALL ALL R RIGHTS IGHTS RESER RESERVED VED 41

Strategic Plan Thematic, Decentralized Corporate Structure CORPORATE HOLDING COMPANY Strategy. Intelligence. Enablement. Market & Customer Insight Competitive & Technology Intelligence Strategic Guidance & Thought Leadership Thermal Power Management Electronics Mission-Critical Turbomachinery Solutions Power Electronics & Vacuum & Heat Transfer Materials Processing Thermal Management Turbomachinery Control EXCELLENCE ACROSS THE FULL PRODUCT LIFECYCLE CONCEPT DESIGN MANUFACTURE ASSEMBLE TEST SERVICE ECO (System) Intelligence Best-Fit Solution Market, technology, partner & supply chain insights Maximize System Value We combine the right capabilities – Improved performance. Reduced not all capabilities – to optimize the Customer Need risk. Mission Success system Mission critical needs, Complex requirements MISSION-CRITICAL ENGINEERED PRODUCTS INFORMED BY SYSTEM INTELLIGENCE TO MAXIMIZE SYSTEM VALUE © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 42

Strategic Plan

Strategic Vision

1 Strengthen the core through operational excellence across diversified end markets



Higher
Lower
Growth Index
Lower
Differentiation and Margin Potential
Higher
Scale + Testing
Pricing + Op Excellence
Space
Tech Adoption + Scale
New Energy
Defense
Innovation + Int'l Fab
Energy & Process
Pricing + Proactive
After-market
Global GDP

2 Expand product lifecycle and capabilities through entrepreneurship and M&A

Full Product Lifecycle	Systems Intel	Testing	Go-To-Market	Service/ Aftermarket
Adjacent Technology	Controls	Motors	Heat Exchangers	Valves

3 Leverage strengths and best practices across Corporation

- People - Business coaching, mentoring, training, leadership development
- Playbooks - Best practices including succession planning, strategic planning, hiring/onboarding
- Systems - Optimize Shared Services (IT, Compliance, Risk) with unified strategic vision & standardized systems
- Capital - Cash management & disciplined capital allocation
- M&A – Selective & proprietary deals with integration playbook

4 Mission-critical, full lifecycle engineered products that maximize system value



Mixers
Controls
Heat Exchangers
Power Electronics
System Intelligence
Fan & Blowers
Motors
Pumps
Valves

Thematic, decentralized Corp with scalable playbook & strong, like-minded BU's

Optimize efficiency and Size, Weight, and Power (SWaP) for mission-critical systems with market agnostic technology & core competencies

5 **Multiplier: Extract value through commercialization and scale**

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

43

Strategic Plan

Mission-Critical Engineered Products Maximizing System Value

MISSION-CRITICAL. SYSTEM ENABLING.
BUILT FOR WHAT'S NEXT

Highly engineered hardware in ecosystems where the most demanding missions require proven performance, trusted reliability and maximized system value

MISSION CRITICAL
Engineered for extremes. Proven in the most demanding environments

BROAD PORTFOLIO
Standard and custom solutions that integrate and perform across applications

MAXIMIZED SYSTEM VALUES
Hardware and intelligence working together to deliver performance that matter.


MAIN NUCLEAR POWERPLANT CONDENSER
Advanced heat rejection enabling optimal thermal performance and long-duration, quiet operations.
PPFW (PRIMARY & SECONDARY PUMP)
Providing critical flow for reactor coolant circulation and system reliability
AIR TURBINE PUMP (ATP)
Reliable high-performance power to launch torpedoes with precision and speed.
MK48 TORPEDO – ALIENATOR & REGULATOR
Delivers reliable electrical power regulation for guidance, control and mission success.
PRODUCT HARDWARE | Built with Pride. Trusted to Perform.
LAUNCH VEHICLES
Enabling reliable ascent and mission success across all stages.
LUNAR SURFACE SYSTEMS
Rover, mobility, and infrastructure to sustain missions to the moon.
LIFE SUPPORT SYSTEMS
Critical life support hardware for crewed missions and habitats
ON LUNAR LANDER (MK1)
Cryogenic liquid hydrogen and Oxygen Pumps with controllers delivering reliable cryogenic fluid management for safe, efficient lunar landings and operations
ON AXIOM BACKPACK
Oxygen Fan providing reliable oxygen circulation to support astronauts life support systems.
ON SATELLITES
Thermal Management Pumps maintaining precise temperature control for optimal performance and reliability
Eco(system) intelligence | We use it to maximize system value.
MARKET AGNOSTIC TECHNOLOGY UTILIZED IN MISSION-CRITICAL ENGINEERED PRODUCTS INFORMED BY SYSTEM INTELLIGENCE

© 2026 GRAHAM CORPORATION. ALL RIGHTS RESERVED

44

“STABILIZE” PHASE COMPLETE, TRACKING TO FY27 GUIDANCE DURABLE MOMENTUM INTO “IMPROVE TO GROWTH” PHASE Strategic Plan TODAY Accelerating Growth From a Stable Foundation GROWTH IMPROVE STABILIZE FY26 - 27 FY23 - 25 FY27 & Beyond © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 45

IMPROVE GROWTH STABILIZE Credibility Through Action & Results FY26 FY21 25% 34% Defense Energy & Process Revenue Revenue >20% $97.5M $245M Strategic Plan (1) 6% ROIC Hurdle Rate 75% Space 60% Energy & Stabilize Phase Process Defense Completed – Strong Expanded Portfolio Diversification Disciplined Capital Allocation Foundation and Chart Title Execution $533M 10.7% 10.6% 10.7% 7.2% 5.4% -3.4% $138M 15.2% FY21 Backlog FY26 Backlog FY22 FY23 FY24 FY25 FY26 (2) (1) Robust Backlog Growth Adj. EBITDA Margin Expansion 1) See the Safe Harbor Statement and the appendix for additional important disclosures regarding Graham’s use of the non-GAAP measures of forward-looking ROIC and Adjusted EBITDA Margins and the reconciliation of Net Income to Adjusted EBITDA Margin. © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 46 2) See Appendix for additional information regarding Graham’s use of key performance metrics

STABILIZE IMPROVE GROWTH

Strategic Plan

Phased Approach to Sustainable, Long-Term Growth

PROACTIVELY POSITIONING THE BUSINESS TO LONG-TERM GROWTH TRENDS LEVERAGING CORE COMPETENCY

	DEFENSE	ENERGY & PROCESS	SPACE	GRAHAM CORPORATE
	Naval Ship and Submarine Demand Accelerating	Rising Grid Demand From AI & Data Centers | Diversification into Nuclear & Renewables	Expansion Driven by Geopolitics	Operational Excellence is at the Core
Improve (0-2 years)	✓ New Navy Facility ✓ Automated Welding ✓ Navy Overhaul Facility ✓ X-Ray Facility ✓ Skilled Workforce Training	✓ Assembly & Test Facility ✓ India Team & Capability ✓ NextGen™ Nozzle ✓ Automated Welding ✓ Small Modular Nuclear R&D	✓ Cryogenic Test Facility ✓ Liquid Nitrogen Testing ✓ Expanded Space Cleanroom & Cleaning Capability ✓ CNC Machining Capacity Expansion	✓ IT Infrastructure ✓ 5-yr/$80M Credit Facility ✓ $150M Shelf Registration ✓ Corporate Playbooks • Batavia ERP
Growth (1-5+ years)	• Next Generation Platforms • Modernizing Legacy Designs • Expand Scope of Supply • Supplier Development Funding	• R&D for New Product Introduction • Existing Products in Emerging "New Energy" Markets • Leverage $1B Installed-Base via Service & Aftermarket • India for "Rest of World"	• R&D for New Product Introduction • Existing Products on Scaling Platforms & Markets • Feasibility & Validation Testing	• M&A • Expand Corporate Team • Shared Services & Best Practices • Arvada Land Acquisition

PRODUCT & INVESTMENT VERSILITY TO ADAPT TO EVOLVING END MARKET DYNAMICS

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

47

STABILIZE IMPROVE GROWTH Strategic Plan Completed Strategic Facility Investments New Navy Facility in Batavia, NY (Completed 2QFY26) Cryogenic Test Facility in Jupiter, FL (Completed 4QFY26) Assembly & Test Facility at Barber Nichols (Completed 1QFY26) Liquid Nitrogen Testing at Barber Nichols (Completed 2QFY26) © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 48

STABILIZE | IMPROVE | GROWTH

Strategic Plan

Enabling the Growth Phase Through Focused Product Lifecycle Investments

PRODUCT LIFECYCLE

VALUE IDENTIFICATION → VALUE CREATION → VALUE EXTRACTION

Market & Customer Need — 1 — Technology & Product Solution — 2 — Commercialization & Production Scale — 3 — 4 — Service & Aftermarket

GROWTH DRIVERS

1. Disruptive Solutions via Business Development

Utilize innovative R&D to enhance competitive advantage in new and existing markets

Ex. NextGen™ Nozzle, Electric Drive Torpedo, Multi-Channel Diffuser





2. Commercialization via Product Go-To-Market

Productize & commercialize existing solutions to scale across multiple customers & applications

Ex. Heliflow, SCAMP, Motor Controller





3. Global Expansion

Expand international localization footprint to expand global reach and competitive advantage

Ex. India for "Rest of World"



4. Aftermarket Acceleration

Integrate market intel with business systems to proactively stimulate service & aftermarket growth

Ex. AI for Proactive Aftermarket



M&A: PURSUE OPPORTUNISTIC DEALS WITH MOATED ENGINEERED PRODUCTS, ALIGNED WITH CORE MARKETS THROUGHOUT THE PRODUCT LIFECYCLE

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

49

Growth Enablement William Zmyndak Daniel Thoren Keith Oufnac Rachel Jaakkola Paul Nistler Operational Excellence Business Development & Digital Systems People & Leaders Motor Controller Commercialization Commercialization - - Aftermarket Acceleration Global Expansion © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 50

Growth Enablement

Operational Excellence Drives Growth

People
- Workforce Development
- Employee Surveys
- Lean Operating Culture
- Cross Functional Execution

Improves Productivity & Employee Engagement

Process & Systems
- ERP Modernization
- AI-Assisted Workflows
- KPI-Driven Operations
- Systemic Escalation Mgmt

Enhances Scalability & Operational Visibility

Capital Investment
- Advance Radiography
- Mechanized Welding
- Facility Expansion
- Modern Machining Centers

Expands Capacity & Improves Margin

Product & R&D
- High-Speed Computing/Analysis
- Accelerated Validation Testing
- Product Modernization

Quicker to Market with High Value Products

Case Study – Navy Facility in Batavia, NY

Added 30,000 sq-ft Navy facility to increase capacity by ~10% and reduce product leadtime by ~50% with $13.5M of $17.5M total investment granted by strategic customer.

Navy Building 14


GRAHAM

Mechanized Welding



Advanced Machining Centers



Onsite 1MeV X-Ray



Disciplined investments are driving productivity, scalable capacity and sustainable margin expansion

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

51

Growth Enablement

Aftermarket Acceleration on Global Installed Base

Market Drivers

- Asset life extension
- Reliability & efficiency focus
- Turnaround & maintenance growth
- Reduced customer downtime

North American Maintenance Focus

Middle East & India Capacity Expansion

Strategic Priorities

- Increase installed base penetration
- Expand recurring revenue streams
- Improve customer retention
- Accelerate response & service speed
- Deploy AI-enabled diagnostics and analytics

Boost Proactive Customer Engagement

Expected Impact

- Higher margin mix
- Improved earnings resiliency
- Greater cash flow predictability
- Reduced cyclicality
- Enhanced ROIC and shareholder value

Moated Install Base, Proactive Aftermarket

Case Study – NextGen Nozzle

Global refining investment focused on maintenance & capacity. Graham well-positioned with >$1B installed equipment globally. Product innovation focus to modernize install base.

Refining Investments by Region


Maintenance/Capacity replacement
Required additions
Existing projects

NA Refining Install Base



NextGen Nozzle



Graham Expanding Recurring Revenue, Margins, and Customer Lifetime Value

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

52

Growth Enablement

Business Development & Commercialization

Our Foundation

Decades of Innovation

- Problem solving ethos
- Technical innovation and valuable IP
- Bespoke and scalable solutions
- System engineering expertise

Proven Critical Equipment Supplier

- Low volume, mission-critical production
- World class quality and traceability
- Reliability, performance & compliance

Differentiated Capabilities

- Extreme environment & life testing facilities
- Design for Mfg/Inspect/ Assy & Test
- Critical process vertical integration & supply chain optimization

New Product Introduction Framework

Integrating Business Development with Product Commercialization


Opportunities/Needs
Market
Served & Growing
Potential/New
Customer
New/Established
Biz Dev/Marketing
Sales
Sales & Service
Product Mgmt
Mgmt
Program Mgmt
Technology
Solution
Proven & Validated
Development
Resources
Operations
New Product
Product
Product Line
Prototype
Production

Aligning with Market Needs

Executing with Excellence

Delivering Customer Value

Driving Sustainable Growth

Business Development

Market Research & Outreach

ID and target new segments. Engage through conferences, tradeshows and outreach

Strategic Partnerships

Collaborate with USG, technology firms, OEMs & integrators to co-develop solutions

Product Commercialization

Develop scalable, off-the-shelf solutions from innovations for wide adoption

Sales Enablement

Equip sales w/ tools, training & collateral. Execute targeted marketing to raise awareness and execute projects

Channel Development

Equip sales w/ tools, training & collateral. Execute targeted marketing to raise awareness and execute projects

Customer Engagement

Initiate pilot projects & proof of concept deployments to demonstrate value.

Feedback & Iteration

Engage early adopters to refine solutions and drive continuous improvement

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

53

Growth Enablement

Case Study – Motor Controller

Business Development

Market Research & Outreach ✓
ID and target new segments. Engaging through conferences, tradeshows and 1:1 direct outreach

Strategic Partnerships ✓
Collaborate with OEMs & integrators to co-develop solutions

Product Commercialization ✓
First scalable, off-the-shelf solution from innovations ready for validation + adoption

Sales Enablement (in process)
Transitioning from engineering led sales to leveraging existing sales team through equipping w/ tools, training & collateral

Channel Development (paused)
Paused on targeted marketing for customer feedback and market beachhead selection

Customer Engagement ✓
Initiated pilot projects & proof of concept deployments to demonstrate value.

Feedback & Iteration (in process)
Engaging early adopters to refine solutions and drive continuous improvement

Requirement Survey


Motor Controller Inquiries: Power vs. Voltage
High Power
Military
Battery / Fuel Cell
Aircraft
High Voltage
Base Products


Opportunities/Needs
Market
Served & Growing
Potential/New
Customer
New/Established
Biz Dev/Marketing
Sales
Sales & Service
Product Mgmt
Mgmt
Program Mgmt
Technology
Solution
Proven & Validated
Development
Resources
Operations
New Product
Product
Product Line
BNMC25



Flexible & Scalable Architecture



Product Development



Limited Production

Accomplished
In Process

Potential Market Beach-Heads


United States Industrial VFD Market - $3.4B
Global Aircraft Power Electronics Market - $1.0B
Global Spacecraft Thermal Solution Market - $1.1B
Global Military Vehicle Electrification Market - $4.7B

In-Process Integration





Excited and Hungry Team

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

54

Growth Enablement Global Expansion Trusted Brand. Global Installed Base. Local Presence. Cost Competitive Solutions. Our Global Platform Strategic Market Focus Value Delivered Integrating Business Development with Product Commercial Industrial Sustainment & Lower Total Cost of Replacement Ownership Faster Delivery & Responsiveness EPC & Global Infrastructure Projects High Quality & Reliability Modernization & Revamp Opportunities Stronger Customer Partnerships High Volume Fabrication Sustainable Growth & Long- Opportunities Term Value Strategic Integrated Global Talent Lifecycle Partner Partnerships Manufacturing © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 55

Growth Enablement

Digital & Information Systems

Upgrading legacy IT systems to streamline and enable operational excellence.

ERP Modernization Across the Manufacturing Value Chain
- Standardizing production planning, procurement, inventory, and shop-floor execution to reduce downtime, improve throughput and strengthen cost controls.

Office 365 Collaboration for Business Unit Connectivity
- Creating real-time communication between engineering, operations, supply chain, and quality teams to accelerate issue resolution and reduce cycle times.

Harmonized IT Systems
- Integrating Manufacturing Execution System, Quality Management System, maintenance systems, and legacy plant applications into a unified architecture that reduces complexity and improves reliability.

Strengthened Cybersecurity for Operational Technology (OT)
- Protecting production assets, systems, and networks with modern identity, segmentation, and monitoring frameworks.
- Graham is on track to be CMMC compliant by the end of the year providing a competitive advantage for additional defense contracts.

Unified Data & Analytics for Production Intelligence
- Building a single source of truth for demand forecasting, capacity planning, scrap analysis, and supply chain optimization.

Cloud-Enabled Scalability for Multi-Plant Operations
- Reducing infrastructure overhead while enabling rapid deployment for acquisitions, new sites, new lines, and new digital capabilities.

Artificial Intelligence, Automation & Workflow Optimization
- Using AI, RPA, digital work instructions, and automated reporting to reduce manual tasks and improve operator efficiency.

Cost Efficiency & Asset Utilization Discipline
- Rationalizing applications, optimizing vendor spend, and improving asset uptime to drive measurable EBITDA impact.



BEFORE → AFTER ARCHITECTURE
From rigid legacy to modular, data-driven operations.
BEFORE
AS/400
High maintenance cost
Limited reporting
Slow change cycles
Siloed and inflexible
AFTER
IFS
Real-time visibility
Agile and scalable
Lower TCO
Faster innovation
Connected ecosystem
GREEN-SCREEN UI
CUSTOM CODE
BATCH PROCESSES
SILOED DATA
ERP TRANSFORMATION PROGRAM
MODERN UX
MODULAR SERVICES
UNIFIED DATA LAYER
REAL-TIME INSIGHTS
API & ECOSYSTEM
API
OUTCOMES
Real-time visibility
Agile and scalable
Lower TCO
Faster innovation
Connected ecosystem

© 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED

56

Growth Enablement People & Leadership Force multiply our strategy through every employee to achieve results. Acquire Top Talent Our recruitment team hired 155 employees in 2025 - 25% employee referrals Attract through company stability and company missions Strategic pipeline development through expanded internship and co-op programs 55 employees since the start of these programs Retain Through Culture & Connection Average tenure across all companies is 7.3 years 2025 turnover was 15%, national average for manufacturing is 30% (93% annual retention rate) In 2025, all locations received an Employee Engagement score above 4 out of 5 Employee-led culture groups that keep our culture organic and driven from within not top-down Employee led GROW program and rotational onboarding program Accelerate Growth & Development Technical track development through Arc & Flame, state registered apprentice programs and robust education assistance program 15 employees through each Arc & Flame class, 2 apprentice employees a year Leadership track development with development programs rolling out at each level Lead (Individual contributors), Middle Management, New Managers, Business Unit Leaders, Executives Company Awards Barber-Nichols - Colorado Manufacturing Network- Manufacturing Workforce Innovator Nominee - 2026 Graham Manufacturing - Buffalo Business First Manufacturer of the Year - 2024 Barber-Nichols - Arvada Chamber of Commerce- Family Friendly Workplace - 2024 Barber-Nichols - Glassdoor Best Places to Work (Small & Medium Business) - 2023 © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 57

Financial Framework & Targets Chris Thome Chief Financial Officer © © 202 2026 6 GRAHAM CORPOR GRAHAM CORPORATION, ATION, ALL ALL R RIGHTS IGHTS RESER RESERVED VED 58

Financial Framework & Targets Proven track record of strong, consistent performance and continuous 1 improvement Financial Key (1) Messages Continuous improvement, >20% ROIC investments, and higher commercial mix 2 to drive further margin expansion (1) Visibility to 8%-10% organic revenue growth (1) and 14%-16% Adj. EBITDA margins 3 Incremental margin expansion towards top- quartile Disciplined and strategic capital allocation with M&A as an accelerator to drive 4 profitable growth (1) See the Safe Harbor Statement and the appendix for additional important disclosures regarding Graham’s use of the non- © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 59 GAAP measures of Forward-looking ROIC, organic revenue growth, and Adjusted EBITDA Margins.

Financial Framework & Targets Our Financial Transformation (FY2022 – FY2026) (1) Revenue Adjusted EBITDA & Margins Proven track record of strong, ($ in millions) ($ in millions) consistent performance and $26.0 $22.4 continuous improvement $245.3 $13.3 $209.9 Double digit organic revenue $185.5 $8.5 $157.1 growth across all markets with 7.2% 10.6% 10.7% $122.8 5.4% significant tailwinds -3.4% $(4.2) Adjusted EBITDA growing faster FY22 FY23 FY24 FY25 FY26 FY22 FY23 FY24 FY25 FY26 than revenue enabled by solid execution, operating leverage, (1) and continuous improvement Operating Cash Flow & Capex Adj. Earnings per Share $28.1 ($ in millions) $24.3 Significant cash generation $1.40 $19.0 $1.24 $15.9$15.8 funding internal investment $13.9 $9.2 $0.63 $0.24 $3.7 $2.3 $(2.2) FY22 FY23 FY24 FY25 FY26 $(0.62) Operating Cash Flow Capex FY22 FY23 FY24 FY25 FY26 (1) See the Safe Harbor Statement and appendix for additional important disclosures regarding Graham’s use of the non-GAAP measures Adjusted EBITDA, Adjusted EBITDA Margins, © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 60 Adjusted EPS. And the reconciliation of these non-GAAP measures to the most comparable GAAP measure

Financial Framework & Targets Record backlog provides Diversified Demand Driving Record Bookings & Backlog significant visibility and stability (1) (1) Orders & Book-to-Bill Backlog Solid customer demand across all markets $532.6 total orders $82.5 $359.4 $412.3 (1) $390.9 1.3x book-to-bill over last 5 $71.7 $62.6 $107.2 $301.7 $268.4 years $256.5 $231.1 $58.1 $202.7 $91.0 $61.2 $450.1 $96.5 $143.9 $86.0 $340.6 Significant tailwinds in end- $328.2 $252.2 $80.7 $243.6 $177.4 $194.8 $134.6 markets we serve $116.7 $63.2 FY22 FY23 FY24 FY25 FY26 FY22 FY23 FY24 FY25 FY26 3.4% Diversified revenue base Axis Title 1.3x 1.4x 1.1x 1.5x 1.2x provides stability – reduced cyclicality Revenue by Industry FY 26 6% Space Limited near-term recompete FY21 25% Defense risk 34% Revenue Revenue Significant sole source $245.3M Energy & $97.5M positioning 75% Process 60% Energy & Defense Process © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 61 (1) See the appendix for additional information regarding Graham’s use of key performance metrics

Financial Framework & Targets Maintain Disciplined Capital Allocation Strategy Profitable organic growth most compelling avenue for value STRONG BALANCE SHEET creation Strong cash generation and fiscal discipline 1 Completed $50 million PIPE with accounts advised by T. Rowe Price in April 2026 Proceeds used for debt repayment and to fund organic and inorganic growth Internal investments top priority supplemented by strategic M&A ORGANIC GROWTH Capex 7-10% of sales (~$2.5 million maintenance) 2 Capital deployed based on R&D 1-2% of sales highest risk-adjusted returns Greater than >20% ROIC investments to maximize shareholder value M&A Strong and flexible balance Disciplined and selective M&A – pipeline remains full sheet provides ample liquidity 3 Expand product lifecycle and capabilities for growth Leverage <3.0x ~$25 Million $0 $80 Million $150 Million Borrowing Capacity Shelf Registration Cash Balance Debt © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 62

Financial Framework & Targets M&A Growth (1) DISCPLINED ACQUISITION STRATEGY TO SUPPLEMENT 8-10% ANNUAL ORGANIC GROWTH EXPECTATIONS TARGET CATEGORY ATTRIBUTES COMPANY TYPE Privately held, independently operated Fluid/power/thermal management sectors supporting aerospace, defense, cryogenic, and INDUSTRY FOCUS VALUE PROPOSITION niche industrial markets Provide capital to capture growth MANAGEMENT Leadership with a commitment to long-term growth and a high-quality, continuous improvement culture opportunities and corporate-level & CULTURE shared services for operational efficiencies Complementary to GHM turbomachinery, vacuum, cryogenics, power electronics, thermal PRODUCT ALIGNMENT management, and materials processing businesses Great home for entrepreneurs to take their company to the next level with Engineered-to-order with unique, high-value IP covering full lifecycle (design, manufacturing, TECHNOLOGY MOAT complimentary strengths aftermarket) Revenue of $20M to $100M, with a target multiple of <12x EBITDA, Combination of cash, FINANCIAL CRITERIA stock, and earnout consideration, keep leverage <3.0x TIMING Every 12 – 18 months (1) See the Safe Harbor Statement regarding Graham’s use of Forward-looking Non-GAAP measures © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 63

Financial Framework & Targets Successful M&A Track Record Acquisition Close June 2021 November 2023 October 2025 January 2026 Purchase Price $72M $11M $1.5M $37M Adj. EBITDA Multiple 11x <10x NA 12x Privately held Industry Focus Management & Culture Product Alignment Technology Moat Diversification; Expanded Proprietary Technology; Proprietary Foil Bearing Advanced Mixing Capabilities; Acquisition Impact / Market Defense Business; Culture; Engineering Capabilities; Technology Diversification; Proprietary Capabilities Leadership Cryogenic Pump Expertise & Know How Technology; Growth Potential © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 64

Financial Framework & Targets Fiscal 2027 Outlook (As of June 8, 2026) Fiscal 2027 Guidance Net Sales $285 million to $295 million FY 2027 guidance in-line with Gross Margin 24.5% to 25.5% of sales long-term goals (1)(2) SG&A expense (including amortization) 16.5% to 17.5% of sales Improved mix vs. FY2026 (2)(3)(4) Adjusted EBITDA $35 million to $40 million Effective Tax Rate 18% to 20% Impact of lower margin FlackTek business (10% Adjusted EBITDA Capital Expenditures $18.0 million to $22.0 million margins) – high growth potential Highlights $2.5 million incremental Implies 18% revenue growth at midpoint of range (4) investments in FY 2027 to Implies 44% Adjusted EBITDA growth at midpoint of range (4) support future growth (R&D, Implies 13% Adjusted EBITDA margin at midpoint of range Talent, Commercialization) Our expectations for sales and profitability assumes that we will be able to operate our production facilities at planned capacity, have access to our global supply chain including our subcontractors, do not experience any global disruptions, and experience no impact from any other unforeseen events. (1) Includes approximately $4.0 to $5.0 million of equity-based compensation, net acquisition & integration costs, and enterprise resource planning (“ERP”) conversion costs included in SG&A. (2) Includes approximately $2.5 million of incremental costs to invest in people, processes, and technology to enable future growth and accelerate the commercialization of Graham products and technologies. (3) Excludes net interest (income) expense, income taxes, depreciation, and amortization from net income, as well as approximately $4.0 million to $5.0 million of equity-based compensation, net acquisition & integration, and ERP conversion costs. (4) See the Safe Harbor Statement for additional important disclosures regarding Graham’s use of the non-GAAP measure of forward-looking adjusted EBITDA and Adjusted EBITDA margin. © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 65

Financial Framework & Targets Driving the Next Phase of Growth: Three-Year Strategic Plan (FY2027 – FY2029) Capital and R&D to support 8% to 10% 14% - 16% growth initiatives; targeted (2) (2) Organic Revenue Growth Adjusted EBITDA Margin (2) ROIC >20% Revenue Gross Profit % Adjusted EBITDA % Approaching Top Quartile $400 Revenue Growth $340M - $350M Ramp in existing programs $350 Accelerated backlog conversion High 20’s $290M $300 26% - 28% – Low 30’s Increased capacity & capabilities Commercialization $250 25% New programs and content $200 Potential upside with M&A 17% - 18% $150 Margin Expansion 14% - 16% $100 Execution (2) 13% Higher commercial mix $50M - $55M Adj. EBITDA $50 Continuous improvement $0 (1) Leverage fixed overhead Longer-Term Goal FY27 Goal 13% FY28 Goal FY29 Goal (1) Mid-point of FY27 guidance as of June 8, 2026. Guidance does not contemplate M&A © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 66 (2) See the Safe Harbor Statement and appendix regarding Graham’s use of Forward-Looking Non-GAAP measures and key performance metrics

Financial Framework & Targets Proven track record of strong, consistent performance and continuous 1 improvement Financial Key (1) Messages Continuous improvement, >20% ROIC investments, and higher commercial mix 2 to drive further margin expansion (1) Visibility to 8%-10% organic revenue growth (1) and 14%-16% Adj. EBITDA margins 3 Incremental margin expansion towards top- quartile Disciplined and strategic capital allocation with M&A as an accelerator to drive 4 profitable growth (1) See the Safe Harbor Statement and the appendix for additional important disclosures regarding Graham’s use of the non- © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 67 GAAP measures of Forward-looking ROIC, organic revenue growth, and Adjusted EBITDA Margins.

Q&A © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 68

Key Performance Metrics Key Performance Indicators The book-to-bill ratio is an operational measure that management In addition to the non-GAAP measures used in this presentation, management uses the following key performance metrics to uses to track the growth prospects of the Company. The Company analyze and measure the Company’s financial performance and calculates the book-to-bill ratio for a given period as net orders results of operations: orders, backlog, and book-to-bill ratio. divided by net sales. Management uses orders and backlog as measures of current and future business and financial performance, and these may not be Given that each of orders, backlog, and book-to-bill ratio are comparable with measures provided by other companies. Orders operational measures and that the Company's methodology for represent written communications received from customers calculating orders, backlog, and book-to-bill ratio does not meet requesting the Company to provide products and/or services. the definition of a non-GAAP measure, as that term is defined by Backlog is defined as the total dollar value of net orders received the U.S. Securities and Exchange Commission, a quantitative for which revenue has not yet been recognized. Management reconciliation for each is not required or provided. believes tracking orders and backlog are useful as it often times is a leading indicator of future performance. In accordance with industry practice, contracts may include provisions for cancellation, termination, or suspension at the discretion of the customer. © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 69

Adjusted EBITDA Reconciliation Adjusted EBITDA Reconciliation (Unaudited, $ in thousands) Non-GAAP Financial Measure: Adjusted EBITDA is defined as consolidated net income before net interest expense, income taxes, depreciation, amortization, other acquisition related expenses, and other unusual/nonrecurring expenses. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of sales. Adjusted EBITDA and Adjusted EBITDA margin are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP. Nevertheless, Graham believes that providing non-GAAP information, such as Adjusted EBITDA and Adjusted EBITDA margin, is important for investors and other readers of Graham's financial statements, as it is used as an analytical indicator by Graham's management to better understand operating performance. Moreover, Graham’s credit facility also contains ratios based on Adjusted EBITDA. Because Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures and are thus susceptible to varying calculations, Adjusted EBITDA, and Adjusted EBITDA margin, as presented, may not be directly comparable to other similarly titled measures used by other companies. © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 70

Adjusted Net Income & Adjusted Diluted EPS Reconciliation (1) Applies a normalized tax rate to non-GAAP adjustments, which are pre-tax, based upon the applicable statutory tax rate. Non-GAAP Financial Measure: Adjusted net income and adjusted net income per diluted share are defined as net income and net income per diluted share as reported, adjusted for certain items and at a normalized tax rate. Adjusted net income and adjusted net income per diluted share are not measures determined in accordance with GAAP and may not be comparable to the measures as used by other companies. Nevertheless, Graham believes that providing non- GAAP information, such as adjusted net income and adjusted net income per diluted share, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current fiscal year's net income and net income per diluted share to the historical periods' net income and net income per diluted share. Graham also believes that adjusted net income per share, which adds back intangible amortization expense related to acquisitions, provides a better representation of the cash earnings of the Company. © 2026 GRAHAM CORPORATION, ALL RIGHTS RESERVED 71